Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10.	Commitments and Contingencies

a)	Vessels Under Construction

As at June 30, 2014, the Company was committed to the construction of five LNG carriers, four ALP towage vessels and two floating, storage and offloading (or FSO) conversions for a total cost of approximately $1.5 billion, excluding capitalized interest and other miscellaneous construction costs. Two LNG carriers are scheduled for delivery in 2016, and three LNG carriers are scheduled for delivery in 2017, the four ALP towage vessels are scheduled for delivery in 2016 and the two FSO conversions are scheduled for completion in the fourth quarter of 2014 and the fourth quarter of 2016, respectively. As at June 30, 2014, payments made towards these commitments totaled $221.4 million (excluding $4.6 million of capitalized interest and other miscellaneous construction costs) and the carrying value of completed units not yet in service was $1.2 billion. As at June 30, 2014, the remaining payments required to be made under these newbuilding and conversion capital commitments were $131.2 million (remainder of 2014), $271.2 million (2015), $445.8 million (2016), and $399.0 million (2017).

b)	Joint Ventures

As described in Note 4d, Teekay LNG has an ownership interest in the BG Joint Venture and, as part of the acquisition, agreed to assume BG’s obligation to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The shipbuilding and crew training obligation to be incurred, net of the reimbursement from BG, are estimated to be $2.5 million (remainder of 2014), $3.7 million (2015), $2.0 million (2016), $2.4 million (2017), $3.0 million (2018) and $2.8 million (thereafter).

In addition, the BG Joint Venture secured a $787.0 million debt facility to finance a portion of the estimated fully built-up cost of $1.0 billion for its four newbuilding carriers, with the remaining portion to be financed on a pro rata ownership basis by Teekay LNG and the other partners. Teekay LNG’s proportionate share of the newbuilding installments, net of the existing debt financing, is $3.8 million (remainder of 2014), $4.9 million (2015), $7.9 million (2016), $15.0 million (2017), $17.3 million (2018) and $6.3 million (thereafter).

c)	Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

Navion Hispania Incident

On November 13, 2006, one of Teekay Offshore’s shuttle tankers, the Navion Hispania, collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from Teekay Offshore. The Navion Hispania and the Njord Bravo both incurred damage as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL) and Teekay Navion Offshore Loading Pte Ltd. (or TNOL), subsidiaries of Teekay Offshore, and Teekay Shipping Norway AS (or TSN), a subsidiary of Teekay, were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo), several other insurance underwriters and various licensees in the Njord field. The plaintiffs sought damages for vessel repairs, expenses for a replacement vessel and other amounts related to production stoppage on the field, totaling NOK 213,000,000 (approximately $34.7 million).

The appellate court in June 2013 held that NOL, TNOL and TSN are jointly and severally responsible towards the plaintiffs for all the losses as a result of the collision, plus interest accrued on the amount of damages. In addition, Statoil ASA was held not to be under an obligation to indemnify NOL, TNOL and TSN for the losses. NOL, TNOL and TSN were also held liable for legal costs associated with court proceedings. As a result of this judgment, in the second quarter of 2013 Teekay Offshore recognized a liability in the amount of NOK 213,000,000 in respect of damages, NOK 66,000,000 in respect of interest and NOK 11,000,000 in respect of legal costs, totaling NOK 290,000,000 (approximately $47.3 million), to the plaintiffs recorded in accrued liabilities. In the fourth quarter of 2013, Teekay Offshore recognized an additional liability of NOK 4,000,000 in respect of interest, bringing the total liability to NOK 294,000,000 (approximately $47.9 million). The judgment rendered deals with liability only and the ultimate amount of damages may be reduced compared to the NOK 213,000,000 claimed by the plaintiffs.

Teekay Offshore and Teekay maintain protection and indemnity insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. These insurance policies are expected to cover the costs related to this incident, including any costs not indemnified by Statoil, and thus a receivable of NOK 294,000,000 (approximately $47.9 million) was concurrently recorded in accounts receivable, which equals the total cost of the claim. In addition, Teekay has agreed to indemnify Teekay Offshore for any losses it may incur in connection with this incident. In the fourth quarter of 2013, the insurer made payments directly to the plaintiffs in full settlement of interest and partial settlement of legal costs and thus Teekay Offshore, as at December 31, 2013, reduced its liability and related receivable to NOK 213,000,000 in respect of damages and approximately NOK 3,400,000 in respect of legal costs, totaling approximately NOK 216,400,000 (approximately $35.3 million). No further payments were made in the first six months of 2014.

Teekay Nakilat Capital Lease

Teekay Nakilat Corporation (or Teekay Nakilat), a subsidiary of Teekay LNG, is the lessee under 30-year capital lease arrangements with a third party for the three LNG carriers (or the RasGas II Leases). The UK taxing authority (or HMRC) has been urging the lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements, and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that the Teekay Nakilat Joint Venture contemplate the termination of the RasGas II Leases or entertain other alternatives for the leasing structure. The Teekay Nakilat Joint Venture has declined the request from HMRC to voluntarily terminate the RasGas II Leases primarily because of a January 2012 court decision from the First Tribunal regarding a similar financial lease of an LNG carrier that ruled in favor of the taxpayer, as well as a 2013 decision from the Upper Tribunal that upheld the 2012 verdict. However, HMRC appealed the 2013 decision to the Court of Appeal and in August 2014, HMRC was successful in having the judgment of the First Tribunal (in favor of the taxpayer) set aside. The matter will now be reconsidered by the First Tribunal, taking into account the appellate court’s comments on their earlier judgment. If HMRC is able to successfully challenge the RasGas II Leases, the Teekay Nakilat Joint Venture could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. Teekay LNG estimates its 70.0% share of the potential exposure to be approximately $34 million, exclusive of any interest rate swap termination costs and costs associated with any new financing.

Petrojarl Banff Storm Damage

On December 7, 2011, the Petrojarl Banff FPSO unit (or Banff), which operates on the Banff field in the U.K. sector of the North Sea, suffered a severe storm event and sustained damage to its moorings, turret and subsea equipment, which necessitated the shutdown of production on the unit. Due to the damage, the Company declared force majeure under the customer contract on December 8, 2011 and the Banff FPSO unit commenced a period of off-hire while the necessary repairs and upgrades were completed and the weather permitted re-installation of the unit on the Banff field. The Company does not have off-hire insurance covering the Banff FPSO. The repairs and upgrades were completed in 2014, and the Banff FPSO unit resumed production on the Banff field in July 2014, where it is expected to remain under contract until the end of 2018.

The Company expects that repair costs to the Banff FPSO unit and equipment and costs associated with the emergency response to prevent loss or further damage during the December 7, 2011 storm event will be primarily reimbursed through its insurance coverage, subject to a $0.8 million deductible and the other terms and conditions of the applicable policies. In addition, the Company incurred certain capital upgrade costs for the Banff FPSO unit and the Apollo Spirit related to upgrades to the mooring system required by the relevant regulatory authorities due to the extreme weather and sea states experienced during the December 7, 2011 storm. The Apollo Spirit was operating on the Banff field as a storage tanker and returned to service on the Banff field at the same time as the Banff FPSO unit. The total of these capital upgrade costs is approximately $164 million. The recovery of the capital upgrade costs from the charterer is subject to commercial negotiations or, failing agreement, the responsibility for these costs will be determined by an expedited arbitration procedure. Any capital upgrade costs not recovered from the charterer will be capitalized to the vessel cost.

d)	Redeemable Non-Controlling Interest

During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore for a 33% equity interest in the subsidiary. The non-controlling interest owner of Teekay Offshore’s 67% owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at June 30, 2014.

e)	Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.